                                                                   EXHIBIT 99.24

                  AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT


         This Amendment No. 2 to Revolving Credit Agreement (this "Amendment Agreement") is entered into as of March 23, 2001 by and among GAINSCO, Inc. ("GAINSCO") and GAINSCO Service Corp. ("Service" and, together with GAINSCO, the "Borrowers"), and Bank One, NA (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrowers and the Lender entered into that certain Revolving Credit Agreement dated as of November 13, 1998 (as amended as of October 4, 1999 and as supplemented by a consent dated April 13, 2000 and a waiver dated October 30, 2000, the "Credit Agreement");

         WHEREAS, contemporaneously herewith, GAINSCO is issuing and selling shares of its Series B Convertible Redeemable Preferred Stock to Robert W. Stallings or his assignee and of its Series C Redeemable Preferred Stock to Goff Moore Strategic Partners, L.P.; and

         WHEREAS, the Borrowers and the Lender have agreed to further amend the Credit Agreement on the terms and conditions herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2. Termination of Revolving Credit Commitment; Acknowledgements of Borrowers.

         2.1 Borrowers and Lender hereby agree that, notwithstanding any provision of the Credit Agreement or the other Loan Documents to the contrary, the right of Borrowers to make further borrowings under the Credit Agreement shall be irrevocably terminated immediately upon the effectiveness of this Amendment Agreement.

         2.2 Each Borrower hereby acknowledges, confirms and agrees that, as of the date hereof, before giving effect to the prepayment described in Section 5 hereof, Borrowers are indebted to the Lender in respect of the Loans in the aggregate principal amount of $15,500,000. All such Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrowers to the Lender, are unconditionally owing by Borrowers to the Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever. In addition, each Borrower hereby acknowledges, confirms and agrees that the Lender has and shall continue to have valid, enforceable and perfected first priority liens upon and security interests in the Collateral heretofore granted to the Lender pursuant to the Loan Documents or otherwise granted to or held by the Lender.

         2.3 Each Borrower hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which GAINSCO or any of its Subsidiaries may have or claim to have against the Lender or any of its affiliates, agents, employees, officers, directors, representatives, attorneys, successors, or assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Agreement, including without limitation any Claims arising with respect to the Obligations, the Credit Agreement or any Loan Documents. Each Borrower hereby releases, acquits, and forever discharges the Lender Released Parties from any and all Claims that either Borrower or any such Subsidiary may have or claim to have, relating to or arising out of or in connection with the Obligations, the Credit Agreement or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Agreement. Each Borrower further agrees forever to refrain and to cause each of its Subsidiaries to refrain from commencing, instituting, or prosecuting any lawsuit, action, or other proceeding against any Lender Released Parties with respect to any and all Claims.

3. Amendments to Credit Agreement.

         3.1 Section 1 of the Credit Agreement is hereby amended by (a) deleting the definition of "Applicable Margin" in its entirety and replacing it with the following:

"APPLICABLE MARGIN" means an interest margin of 0.25% in respect of Base Rate Borrowings and 2.50% in respect of Eurodollar Borrowings; provided, that each Applicable Margin shall increase by adding 0.25% to such Applicable Margin on the last day of each calendar quarter, beginning on September 30, 2001.

(b) adding the definition of "Net Available Proceeds" as follows:

"NET AVAILABLE PROCEEDS" means (a) with respect to any disposition, the cash or readily marketable cash equivalents received (including by way of a cash generating sale or discounting of a note or account receivable) therefrom, whether at the time of such disposition or subsequent thereto, or (b) with respect to any issuance of any equity securities of GAINSCO or any Subsidiary (other than to GAINSCO or another Subsidiary), the cash or readily marketable cash equivalents received therefrom, whether at the time of such disposition or subsequent thereto, net, in either case, of all legal, title and recording tax expenses, commissions and accounting, placement, investment banking, financial advisory and other fees, which are paid in each case to non-affiliated third parties, and all costs and expenses incurred and, in the case of a disposition, net of all payments made by GAINSCO or any of its Subsidiaries on any Indebtedness which is secured by such assets pursuant to a permitted Lien upon or with respect to such assets or which must, by the terms of such Lien, in order to obtain a necessary consent to such disposition, or by applicable law, be repaid out of the proceeds from such disposition.

(c) amending the definition of "Fixed Charges Coverage Ratio" by (i) deleting clause (b) (B) in its entirety and replacing it with the following:

(B) the scheduled prepayment of the Loans pursuant to SECTION 2.5(D)(I) for the four fiscal quarters following the date of determination




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and (ii) adding the following at the end of such definition:

For the purpose of making the determination in clause (b)(B) of the prior sentence, the scheduled prepayment of the Loans shall be deemed to be equal to $500,000 for each fiscal quarter through the fiscal quarter ending March 31, 2002 and $750,000 for each fiscal quarter thereafter.

(d) deleting the introductory clause of paragraph (d) of the definition of "Interest Period" and replacing it with the following:

and ending one (1) month thereafter, provided that:

(e) deleting the definition of "Change in Control" in its entirety and replacing it with the following:

         "CHANGE IN CONTROL" means after the date of this Agreement any person or group of persons (within the meaning of Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") relating to such sections) shall, without first obtaining the written consent of Lender, have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 promulgated by the Commission pursuant to the Exchange Act), directly or indirectly, of 50% or more, on a fully diluted basis, of the outstanding shares of Common Stock.

(f) amending the definition of "Consolidated Net Worth" to read in its entirety as follows:

"CONSOLIDATED NET WORTH" means, as of any date, the total shareholder's equity of GAINSCO and its Subsidiaries determined on a consolidated basis in accordance with GAAP but (a) excluding net unrealized capital gains and (b) treating all preferred stock as equity.

(g) deleting the definition of "Indebtedness" in its entirety and replacing it with the following:

"INDEBTEDNESS" means, for any Person, all Liabilities of such Person, excluding
(a) accounts payable, deferred taxes, deferred liabilities, unpaid claims and claim adjustment expenses, commissions payable, reinsurance balances payable, drafts payable and accrued expenses in each case incurred in the ordinary course of business and the payment of which is not past-due (unless payment is being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained in accordance with GAAP), (b) unearned premiums, (c) deferred revenue and (d) funds held under reinsurance agreements; provided, that Indebtedness shall not include (a) any preferred stock which is redeemable at the option of the holders thereof or which has been called for redemption, in each case so long as the holders' right to receive redemption proceeds is subordinated to the prior payment in full of the Obligations arising under the Loan Documents, and (b) any accrued but undeclared Dividends in respect of any preferred stock.

and (h) adding the definitions of "Series B Preferred" and "Series C Preferred" as follows:



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         "SERIES B PREFERRED" means the Series B Convertible Redeemable
Preferred Stock of GAINSCO issued to Robert W. Stallings or his assignee.

         "SERIES C PREFERRED" means the Series C Redeemable Preferred Stock of GAINSCO issued to Goff Moore Strategic Partners, L.P.

         3.2 Section 2 of the Credit Agreement is hereby amended by deleting
Section 2.5(d) in its entirety and replacing it with the following:

(d) MANDATORY PREPAYMENTS. (i) Borrowers shall repay the Principal Debt to the Lender in a principal amount equal to (A) $500,000 on each of April 2, 2001, July 2, 2001, October 1, 2001, and January 2, 2002 and (B) $750,000 on the first Business Day of each calendar quarter thereafter, beginning with April 1, 2002. Each such prepayment shall be made without regard to any prepayment made pursuant to paragraph (ii) hereof.

(ii) In addition, Borrowers shall also prepay the Principal Debt within two Business Days following the issuance of any equity securities by GAINSCO or any Subsidiary (other than to GAINSCO or a Subsidiary) after the date of this Amendment Agreement or the sale or other disposition by GAINSCO or any Subsidiary of any of its assets in an amount equal to 50% of the Net Available Proceeds of any such issuance or disposition, as applicable; provided, that Borrowers shall be required to make a $2,500,000 prepayment upon the issuance of the Series B Preferred and the Series C Preferred. Notwithstanding the foregoing, Borrowers shall not be required to prepay the Principal Debt in respect of dispositions (i) of Investments by GAINSCO and its Subsidiaries in the ordinary course of business to the extent that the proceeds thereof are reinvested in Investments permitted under SECTION 7.5, (ii) of obsolete equipment in the ordinary course of business to the extent that the proceeds thereof are used to purchase replacement items within 90 days or (iii) of other items to the extent that the aggregate Net Available Proceeds therefrom do not exceed $250,000 in any calendar year.

         3.3 Section 7 of the Credit Agreement is hereby amended as follows:

(a) Section 7.1 is hereby amended by deleting clause (b) thereof and replacing it with the following:

, (b) Indebtedness of Borrowers and the other Companies in existence on March 23, 2001 and described on SCHEDULE 7.1 hereto, (c) advances from GAIC to GAPFC made in the ordinary course of business and (d) other Indebtedness with an aggregate principal amount not in excess of $250,000 at any one time outstanding

(b) Section 7.4 is hereby deleted in its entirety and replaced with the following:

7.4 RESTRICTIONS ON DIVIDENDS. GAINSCO shall not (a) declare or make, or incur any liability to make, any Dividend or (b) permit any Subsidiary to declare or make, or incur any liability to make, any Dividend except to GAINSCO or to another Subsidiary; provided, that GAINSCO may accrue, but not declare or pay, Dividends in respect of any series of preferred stock now or hereafter issued.

(c) Section 7.5 is hereby deleted in its entirety and replaced with the following:

7.5 LIMITATION ON INVESTMENTS. (a) Borrowers shall not, nor shall they permit any Subsidiary which is not an Insurance Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or to become or remain a partner in any partnership or joint venture, except:

(i) Cash Equivalent Investments and such other "cash equivalent" investments as Lender may from time to time approve in writing so long as such Investments are held in an account of the Lender or otherwise pledged to



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Lender pursuant to the Collateral Documents in effect on March 23, 2001 or entered into thereafter in form and substance reasonably acceptable to Lender;

(ii) Investments which were in existence on March 15, 2001 (including Investments in Subsidiaries);

(iii) Investments in equity securities which are not "restricted securities" (as defined in Rule 144 under the Securities Act of 1933, as amended) and which are listed or admitted for trading on a national securities exchange or the NASDAQ; and

(iv) additional Investments by GAINSCO in GAIC and GSC in an aggregate amount not to exceed $5,000,000 after March 23, 2001, so long as such Investments are either (A) contributions to capital not evidenced or represented by additional securities or (B) evidenced by securities which are pledged to Lender; provided, that GSC may use the proceeds of any such Investment made therein of up to $1,000,000 (less any Investment made pursuant to SECTION 7.5(B)(V)) to make an Investment in GCMIC to the extent required to maintain the minimum statutory surplus in GCMIC required by applicable law.

(b) Borrowers shall not permit any Insurance Subsidiary to make or suffer to exist any Investments (including, without limitation, loans and advances to and other Investments in, Subsidiaries), or commitments therefor, or to become or remain a partner in any partnership or joint venture, except:

(i) Cash Equivalent Investments and such other "cash equivalent" investments as Lender may from time to time approve in writing;

(ii) other Investments permitted under the insurance laws of the domiciliary state of such Insurance Subsidiary;

(iii) Existing Investments in Subsidiaries and other Investments in existence on March 23, 2001;

(iv) advances to employees and third parties not to exceed $100,000 in the aggregate at any time outstanding; and

(v) additional Investments in wholly-owned Insurance Subsidiaries in an aggregate amount not to exceed $1,000,000 after March 23, 2001 (less any Investment made in such period pursuant to the proviso to SECTION 7.5(A)(IV)).

(d) Section 7.9 is hereby deleted in its entirety and replaced with the following:

7.9. ACQUISITIONS. Borrowers shall not, and shall not permit any of the other Companies to, (a) form any Subsidiary or (b) acquire all or substantially all of
(i) the assets of any Person or any division or business unit of any Person or
(ii) the stock of any class of any other Person except in a transaction permitted under SECTION 7.10.

(e) Section 7.15 is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

Borrowers shall not permit Consolidated Net Worth, as of the last day of any fiscal quarter of GAINSCO, to be less than the sum of (a) $110,000,000, plus (b) an amount equal to the sum of fifty percent (50%) of Consolidated Net Income for each prior fiscal quarter beginning with the quarter ending March 31, 2001 through the last day of the fiscal quarter ending prior to or on the determination date, plus (c) an amount equal to one hundred percent (100%) of the aggregate capital contributions to and gross proceeds of the equity securities issued by GAINSCO on or after March 23, 2001 (other than the Series B Preferred or the Series C Preferred).

(f) Section 7.16 is hereby deleted in its entirety and replaced with the following:



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7.16. FIXED CHARGES COVERAGE RATIO. Borrowers shall not, as of the last day of any fiscal quarter of GAINSCO, permit the Fixed Charges Coverage Ratio of GAINSCO to be less than 1.25 to 1.0 at any fiscal quarter end through March 31, 2002 or 1.2 to 1.0 at any fiscal quarter end thereafter.

(g) Section 7.17 is hereby deleted in its entirety and replaced with a reference to "7.17. INTENTIONALLY OMITTED."

(h) Section 7.19 is hereby deleted in its entirety and replaced with the following:

7.19. MINIMUM STATUTORY SURPLUS. Borrowers shall not permit the Statutory Surplus of GAIC, as of the last day of any fiscal quarter of GAIC, to be less than the sum of (a) $61,000,000, plus (b) an amount equal to the sum of fifty percent (50%) of the Statutory Earnings of GAIC for each prior fiscal quarter beginning with the quarter ending March 31, 2001 through the last day of the fiscal quarter ending prior to or on the determination date, less the amount of Dividends paid to GAINSCO during such period to the extent such Dividends were used to pay amounts arising in respect of GAINSCO's outstanding Indebtedness, plus (b) an amount equal to one hundred percent (100%) of the aggregate capital contributions to GAIC on or after March 15, 2001. In making such determination, the amount determined pursuant to clause (b) shall be equal to zero for any quarter for which there is a net loss.

(i) Section 7.20 is hereby amended by deleting the reference therein to "$1,000,000" and replacing it with a reference to "$750,000".

(j) Section 7.21 is hereby deleted in its entirety and replaced with the following:

7.21. MINIMUM STATUTORY EARNINGS. Borrowers shall not permit the Statutory Earnings of GAIC to be less than (a) $500,000 for its fiscal year ending December 31, 2001 and (b) $2,500,000 for any fiscal year thereafter.

(k) Section 7.22 is hereby amended by (a) deleting the reference therein to "5%" and replacing it with a reference to "2%" and (b) deleting the second sentence thereof in its entirety and replacing it with the following:

In making such determination, (a) amounts recoverable under the Quota Share Reinsurance Treaty attaching January 1, 1993 among GAIC, MGAIC and GCMIC shall be excluded and (b) those Lloyds' of London syndicates which are classified as authorized reinsurers by the NAIC shall be deemed to have a rating of A- by A.M. Best Company, Inc.

(l) Section 7.23 is hereby deleted in its entirety and replaced with the following:

7.23. ISSUANCE OF CAPITAL STOCK. Neither GAINSCO nor any of its Subsidiaries may issue any capital stock or other equity security except on terms and conditions acceptable to the Lender, such approval thereof not to unreasonably be withheld.

(m) Section 7.24 is hereby added as follows:

         7.24. AMENDMENTS TO PREFERRED STOCK TERMS. GAINSCO shall not amend (a) any provision of its articles of incorporation in respect of any series of its preferred stock or (b) either (i) that certain Securities Purchase Agreement dated as of February 26, 2001 and amended as of March 23, 2001 between GAINSCO and GMSP or (ii) that certain Securities Purchase Agreement dated as of February 26, 2001 and amended as of March 23, 2001 between GAINSCO and Robert W. Stallings, in any case without the Lender's prior written consent, which shall not unreasonably be withheld.

         3.4 Exhibit A is hereby deleted in its entirety and replaced with Exhibit A hereto.



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4. Waivers. The Lender hereby waives any Event of Default arising under the
Credit Agreement to the extent that such Event of Default arises exclusively from (a) the Borrowers' failure to comply with Section 7.19 of the Credit Agreement as of December 31, 2000 or Section 7.21 of the Credit Agreement for the fiscal year ending December 31, 2000 or (b) the failure to comply with
Section 6.4 of the Credit Agreement as a result of the failure to pay certain Florida taxes as set forth on Appendix 6.6 hereto.

5. Conditions Precedent. This Amendment Agreement shall become effective as of the date first above written; provided, that the Lender has received:

(a) counterparts of (i) this Amendment Agreement duly executed by each Borrower and Lender, and (ii) the Reaffirmation of Collateral Documents duly executed by each Company signatory thereto;

(b) payment of a fully earned and non-refundable amendment fee equal to $130,000 and the fees and expenses referenced in Section 8 hereof;

(c) copies of a secretary's certificate for each Borrower as to resolutions and incumbency;

(d) (i) evidence that GAINSCO is concurrently issuing its Series B Preferred and Series C Preferred on terms and conditions reasonably acceptable to the Lender, yielding gross proceeds to GAINSCO of at least $6,000,000, and (ii) the prepayment by GAINSCO of the Principal Debt in an amount of at least $2,500,000 from the proceeds of the Series B Preferred and the Series C Preferred by the close of business on March 23, 2001; and

(e) execution and delivery by each holder of GAINSCO's preferred stock of a subordination agreement in favor of Lender and in form and substance reasonably acceptable thereto.

6. Representations and Warranties of the Borrowers.

         6.1 Each Borrower represents and warrants that the execution, delivery and performance by such Borrower of this Amendment Agreement and each of the documents and instruments entered into by such Borrower in connection with the issuance of the Series B Preferred and the Series C Preferred (collectively, the "Transaction Agreements") have been duly authorized by all necessary corporate action and that each Transaction Agreement is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         6.2 Each Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Agreements to which it is a party, to own its assets and to carry on its business as presently conducted.



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         6.3. The execution, delivery and performance by each Borrower of each of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby (the "Closing Transactions") do not (a) violate any provision of (i) any law, rule or regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), or (ii) any order, writ, judgment, decree, determination or award which is presently in effect having applicability to such Borrower, (b) conflict with or result in a breach of, or constitute a default under, the articles of incorporation or by-laws of such Borrower, (c) conflict with or result in a breach of, or constitute a default under, any indenture, loan or credit agreement or other agreement or instrument to which such Borrower is a party or by which such Borrower or any of its property is bound, (d) result in or require the creation or imposition of any Lien of any nature (except Liens permitted under the Credit Agreement) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower, or (e) require any consent of such Borrower's shareholders (other than any such consent which has already been given and remains in full force and effect).

         6.4 No authorization, consent, approval, license, qualification or formal exemption from, or filing, declaration or registration with, any court, governmental agency or other regulatory authority is required to be obtained by GAINSCO or any of its Subsidiaries in connection with the execution and delivery of the Transaction Agreements, the consummation of any of the Closing Transactions, or the legality, validity, binding effect or enforceability of any of the Transaction Agreements, except such as have been previously obtained and remain in full force and effect and filings required to be made following the consummation of the Closing Transactions.

         6.5 There is no action, suit, proceeding, governmental investigation or arbitration pending or threatened against either Borrower or any material property thereof before any court or arbitrator or any governmental or administrative body, agency or official which challenges the validity, or seeks to enjoin the performance of, any Transaction Agreement or the consummation of any of the Closing Transactions.

         6.6 Each Borrower hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent (a) that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date and (b) as set forth on Appendix 6.6 hereto.

7. Reference to and Effect on the Credit Agreement.

         7.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.



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


         7.2 Except as specifically amended or waived above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon each Borrower in all respects and are hereby ratified and confirmed.

         7.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of the Lender under the Credit Agreement or any of the Loan Documents, or (b) except as specifically waived above, any Event of Default or Potential Default under the Credit Agreement.

8. Costs and Expenses. Each Borrower agrees, on a joint and several basis, to pay on demand all costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto.

9. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

10. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

11. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                           [signature pages to follow]



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



         IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Amendment Agreement as of the date first above written.

                                                                   GAINSCO, INC.

                                       By:     /s/ Glenn W. Anderson
                                           -------------------------------------

                                       Title:        President and CEO
                                             -----------------------------------


                                                           GAINSCO SERVICE CORP.


                                       By:     /s/ Glenn W. Anderson
                                           -------------------------------------

                                       Title:        President and CEO
                                             -----------------------------------


                                                                    BANK ONE, NA



                                       By:     /s/ Richard A. Pittman
                                           -------------------------------------


                                       Title:        Senior Vice President
                                              ----------------------------------




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


                      REAFFIRMATION OF COLLATERAL DOCUMENTS



         Notwithstanding anything to the contrary contained in the Collateral Documents, each of the undersigned hereby: (a) consents to and approves all of the terms of that certain Amendment No. 2 to Credit Agreement dated as of the date hereof among GAINSCO, Inc., GAINSCO Service Corp. and Bank One, NA (the "Amendment"), in connection with which this Reaffirmation of Collateral Documents has been executed; (b) ratifies and confirms all of its indebtedness, liabilities and obligations under the Collateral Documents to which it is a party; (c) reaffirms that, after giving effect to the Amendment, all of its representations and warranties made in the Collateral Documents to which it is a party remain true and correct as of the date of the Amendment (except to the extent that such representations or warranties are expressly made only as of another specific date, in which case they shall be true and correct as of such date); (d) reaffirms all of its covenants, agreements, indebtedness, liabilities and obligations under the Collateral Documents to which it is a party, which include, without limitation, the grant of Liens in all of such party's interests in the Collateral owned by it as security for the payment and performance of the Obligations; (e) agrees that the Collateral Documents to which it is a party shall and do remain in full force and effect; (f) agrees that the Collateral Documents to which it is a party shall and do continue to constitute the legal, valid and binding obligations of such party, enforceable against it in accordance with the terms of the Collateral Documents to which it is a party and that such obligations shall not be discharged or affected by any modification, extension, renewal or amendment of the terms of the Credit Agreement or the other Loan Documents; (g) agrees and acknowledges that there are no defenses, counterclaims or set-offs to the Collateral Documents to which it is a party or its covenants, agreements, indebtedness, liabilities and obligations under the Collateral Documents, and agrees that any (if any) such defenses, counterclaims or set-offs are hereby expressly waived; and (h) agrees and acknowledges that the provisions set forth in Sections 2.2 and 2.3 of the Amendment are hereby incorporated herein by reference and are and shall be applicable to each of the undersigned.

Dated as of this 23rd day of March 2001.

                                             GAINSCO, INC.


                                             By: /s/ Glenn W. Anderson
                                                 -------------------------------

                                             Title: President & CEO
                                                    ----------------------------



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


                                             GAINSCO SERVICE CORP.


                                             By:    /s/ Glenn W. Anderson
                                                 -------------------------------

                                             Title: President & CEO
                                                    ----------------------------


                                             AGENTS PROCESSING SYSTEMS, INC.


                                             By:    /s/ Glenn W. Anderson
                                                --------------------------------

                                             Title: President
                                                    ----------------------------


                                             RISK RETENTION ADMINISTRATORS,
                                               INC.


                                             By:    /s/ Glenn W. Anderson
                                                --------------------------------

                                             Title: President
                                                    ----------------------------


                                             GENERAL AGENTS PREMIUM
                                               FINANCE COMPANY

                                             By:    /s/ Glenn W. Anderson
                                                --------------------------------

                                             Title: President
                                                    ----------------------------


                                             MGA PREMIUM FINANCE COMPANY


                                             By:    /s/ Glenn W. Anderson
                                                 -------------------------------

                                             Title: President
                                                    ----------------------------

                                             NATIONAL SPECIALTY LINES, INC.


                                             By:    /s/ Glenn W. Anderson
                                                --------------------------------

                                             Title: President
                                                    ----------------------------


                                             DLT INSURANCE ADJUSTERS, INC.


                                             By:    /s/ Glenn W. Anderson
                                                --------------------------------

                                             Title: President
                                                    ----------------------------


                                             LALANDE FINANCIAL GROUP, INC.


                                             By:    /s/ Glenn W. Anderson
                                                --------------------------------

                                             Title: President
                                                    ----------------------------



                                     - 13 -